Exhibit 10.1

Execution Version

SEVENTH AMENDMENT

AND BORROWING BASE REDETERMINATION AGREEMENT

THIS SEVENTH AMENDMENT AND BORROWING BASE REDETERMINATION AGREEMENT (this “Amendment”) is dated as of October 23, 2014, among PENN VIRGINIA HOLDING CORP. (the “Borrower”), PENN VIRGINIA CORPORATION (the “Parent”), the other Credit Parties party hereto, the lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Parent, the Borrower, the lenders party thereto and the Administrative Agent entered into the Credit Agreement dated as of September 28, 2012 (as amended by that certain Waiver and First Amendment dated as of April 2, 2013, that certain Waiver and Second Amendment dated as of April 10, 2013, that certain Assignment and Third Amendment dated as of May 30, 2013, that certain Assignment and Fourth Amendment dated as of October 28, 2013, that certain Fifth Amendment and Borrowing Base Redetermination Agreement dated as of May 12, 2014, and that certain Sixth Amendment dated as of June 16, 2014, and as otherwise amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has delivered to the Administrative Agent and the Lenders, (a) in accordance with Section 5.11(a) of the Credit Agreement a reserve report dated as of June 30, 2014 (the “Reserve Report”), and (b) a certificate of an Authorized Officer as described in Section 5.11(c) of the Credit Agreement, in connection with its request for an increase in the aggregate Borrowing Base under the Credit Agreement to $500,000,000;

WHEREAS, the Administrative Agent and the Lenders have determined based on the Reserve Report that, upon the Amendment Effective Date (as defined below), the Borrowing Base under the Credit Agreement should be increased to the aforementioned amount;

WHEREAS, the Administrative Agent and the Lenders are willing to approve the increase in the Borrowing Base in respect of the regularly scheduled redetermination for the fall 2014, and to approve certain amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

Section 1. Defined Terms. Except as may otherwise be provided herein, all capitalized terms that are defined in the Credit Agreement shall have the same meanings herein as therein defined, all of such terms and their definitions being incorporated herein by reference.

Section 2. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) The proviso at the end of the definition of “Consolidated Net Income” is hereby amended and restated to provide:

“provided that if the Parent, the Borrower or any Restricted Subsidiary consummates a Material Acquisition or a Material Disposition during such period, then (A) the Parent shall (or, in the case of any other acquisition, disposition or redesignation of a Subsidiary that does not constitute either a Material Acquisition or a Material Disposition, then the Parent may) deliver to the Administrative Agent audited or reviewed financial statements or other financial statements or information acceptable to the Administrative Agent and (B) Consolidated Net Income shall be calculated after giving pro forma effect to such Material Acquisition or Material Disposition (or, if the Parent has elected, such other acquisition, disposition or redesignation), in each case, as if such Material Acquisition or Material Disposition (or other acquisition, disposition or redesignation) had occurred on the first day of such period.”

(ii) The definition of “EBITDAX” is hereby amended by inserting the following new sentence at the end thereof:

“To the extent that the Parent or the Borrower are required to (or elect to) calculate Consolidated Net Income for any period on a pro forma basis following an acquisition, disposition or redesignation of a Subsidiary in accordance with this Agreement, corresponding pro forma adjustments shall be made in determining EBITDAX for such period pursuant to this definition.”

(iii) The following defined terms “Material Acquisition” and “Material Disposition” are each hereby inserted in their alphabetically appropriate places in Section 1.01 of the Credit Agreement:

“Material Acquisition” means (i) the acquisition by the Parent or any Restricted Subsidiary of any Property (but only to the extent any net income (or loss) is attributable thereto prior to the effective date of such acquisition) or equity interests in any Person, whether in a single transaction or series of related transactions, for aggregate consideration the Fair Market Value of which exceeds the greater of $25,000,000 and five percent (5%) of the Borrowing Base then in effect, (ii) the redesignation in accordance with the terms of this Agreement of a Subsidiary that owns Property the Fair Market Value of which exceeds the greater of $25,000,000 and five percent (5%) of the Borrowing Base then in effect as a Restricted Subsidiary or (iii) as of any date of determination, any combination of one or more acquisitions or redesignations of the types otherwise described in the foregoing clauses (i) or (ii) of this definition except that the Fair Market Value of the aggregate consideration for such acquisition or redesignation individually does not exceed the greater of $25,000,000 and five percent (5%) of the Borrowing Base then in effect but for which the Fair Market Value of the aggregate consideration for all such acquisitions and redesignations during any period of twelve consecutive months ending on such date of determination exceeds ten percent (10%) of the Borrowing Base then in effect.

“Material Disposition” means (i) the disposition by the Parent or any Restricted Subsidiary of any Property (but only to the extent any net income (or loss) is attributable thereto prior to the effective date of such disposition) or equity interests in any Person, whether in a single transaction or series of related transactions, for aggregate consideration the Fair Market Value of which exceeds the greater of $25,000,000 and five percent (5%) of the Borrowing Base then in effect, (ii) the redesignation in accordance with the terms of this Agreement of a Restricted Subsidiary that owns Property the Fair Market Value of which exceeds the greater of $25,000,000 and five percent (5%) of the Borrowing Base then in effect as an Unrestricted Subsidiary and (iii) as of any date of determination, any combination of one or more dispositions or redesignations of the types otherwise described in the foregoing clauses (i) or (ii) of this definition except that the Fair Market Value of the aggregate consideration for such disposition or redesignation individually does not exceed the greater of $25,000,000 and five percent (5%) of the Borrowing Base then in effect but for which the Fair Market Value of the aggregate consideration for all such dispositions and redesignations during any period of twelve consecutive months ending on such date of determination exceeds ten percent (10%) of the Borrowing Base then in effect; provided, however, that the disposition by the Borrower or one or more of its Restricted Subsidiaries in July 2014 of Oil and Gas Properties attributable to the Selma Chalk Field located in Mississippi shall be excluded from, and shall not be deemed to constitute, a Material Disposition (whether considered individually or in combination with any other disposition).

(iv) Clause (vi) of the definition of “Permitted Corporate Acquisition” is hereby amended and restated to provide:

“(vi) the Parent and the Borrower shall have delivered to the Administrative Agent a certificate prepared in good faith confirming that no Default or Event of Default shall exist either before or after, or result from, the consummation of such Investment and, if the Investment constitutes a Material Acquisition, a compliance certificate prepared in good faith in a manner, and using a methodology that is consistent with, the most recent financial statements delivered pursuant to Section 5.01(c), giving pro forma effect to the consummation of such Investment;”

(b) The final sentence of clause (a) of Section 5.11 of the Credit Agreement is hereby amended and restated to provide:

“The June 30 Reserve Report of each year shall be prepared by or under the supervision of the Manager of Engineering of the Parent, who shall certify such Reserve Report to be true and accurate and to have been substantially prepared in accordance with the procedures used in the immediately preceding December 31 Reserve Report.”

(c) The first sentence of clause (b) of Section 5.11 of the Credit Agreement is hereby amended and restated to provide:

“In the event of an unscheduled redetermination of the Borrowing Base, the Parent or the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report prepared by or under the supervision of the Manager of Engineering of the Parent who shall certify such Reserve Report to be true and accurate and to have been substantially prepared in accordance with the procedures used in the immediately preceding Reserve Report.”

Section 3. Redetermination of the Borrowing Base.

(a) As of the Amendment Effective Date, the amount of the Borrowing Base under the Credit Agreement shall be increased to $500,000,000, which Borrowing Base shall remain in effect until redetermined or adjusted, as applicable, in accordance with the provisions of Section 2.04 of the Credit Agreement or otherwise.

(b) Both the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to the foregoing clause (a) of this Section 3 shall constitute the regularly scheduled redetermination of the Borrowing Base for fall 2014 (and the redetermination pursuant to clause (a) shall not constitute a discretionary redetermination of the Borrowing Base by either the Borrower, on the one hand, or the Administrative Agent or the Lenders, on the other hand, pursuant to Section 2.04(e) of the Credit Agreement).

Section 4. Conditions of Effectiveness. This Amendment will become effective on the date on which each of the following conditions precedent are satisfied or waived (the “Amendment Effective Date”):

(a) The Parent, the Borrower, each other Credit Party and each of the Lenders shall have delivered to the Administrative Agent duly executed counterparts of this Amendment.

(b) Each of the Parent and Borrower shall have certified, and each hereby does certify, that before and after giving effect to this Amendment (i) the representations and warranties of the Parent, the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects, or, to the extent that a particular representation or warranty is qualified as to materiality, such representation or warranty shall be true and correct, in each case, on and as of the Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date, such representations and warranties shall continue to be true and correct as of such specified earlier date; and (ii) no Default or Event of Default exists.

(c) The Borrower shall have made payment of all fees and expenses then due and payable under the Credit Agreement, including any fees and expenses then due and payable in connection with this Amendment pursuant to Section 9.03 of the Credit Agreement, in the case of expenses to the extent invoiced at least three Business Days prior to the Amendment Effective Date (except as otherwise reasonably agreed by the Borrower).

Section 5. Representations and Warranties.

(a) On the Amendment Effective Date, each of the Parent and the Borrower represents and warrants to the Administrative Agent and each of the Lenders that:

(i) Each Credit Party (i) is validly existing and (ii) has the power and authority to execute and deliver this Amendment and perform its obligations under this Amendment and the Loan Documents to which it is a party as amended hereby.

(ii) The execution and delivery by the Credit Parties of this Amendment, and the performance of this Amendment and the Credit Agreement as amended hereby, have been duly authorized by all necessary corporate action, and this Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(iii) Neither the execution and delivery of this Amendment, nor compliance with the terms and provisions hereof or thereof, will conflict with or result in a breach of, or require any consent that has not been obtained as of the Amendment Effective Date, the respective Organizational Documents of any Credit Party, any Governmental Requirement, any Unsecured Notes Document, any Permitted Second Lien Loan Document (if any) or any other material agreement or instrument to which any Credit Party is a party or by which it is bound or to which it or its Properties are subject.

Section 6. Continuing Effectiveness. Except as specifically set forth in this Amendment, the Credit Agreement and the other Loan Documents are not amended, modified or affected hereby. Each Credit Party hereby ratifies and confirms that (i) except as specifically set forth in this Amendment, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement and each other Loan Document remain in full force and effect and (ii) the Collateral is unimpaired by this Amendment. Upon the Amendment Effective Date and thereafter, (x) each reference in the Credit Agreement to “this Amendment,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby, and (y) each reference to the “Credit Agreement” in any other Loan Document, as applicable, shall be a reference to the Credit Agreement as amended hereby.

Section 7. Counterparts. This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or via other electronic means shall be effective as delivery of manually executed counterpart of this Amendment.

Section 8. No Waiver. Each of the Parent and the Borrower hereby agrees that except as expressly set forth in this Amendment, no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender, and any such Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this Amendment nor any past indulgence by the Administrative Agent, any Issuing Bank or any Lender, nor any other action or inaction on behalf of the Administrative Agent, any Issuing Bank or any Lender shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, any Issuing Bank or any Lender.

Section 9. Loan Document. This Amendment is a Loan Document.

Section 10. Incorporation by Reference. Sections 1.03, 9.03(a), 9.07, 9.09, 9.10, 9.11, 9.15 of the Credit Agreement are incorporated herein, mutatis mutandis.

Section 11. NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY PARENT, BORROWER, ANY OTHER CREDIT PARTY, THE ADMINISTRATIVE AGENT, ANY ISSUING BANK AND/OR LENDERS REPRESENT THE FINAL AGREEMENT REGARDING THE MATTERS HEREIN BETWEEN SUCH PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the date first above written.

WELLS FARGO BANK, N.A., as the Administrative Agent and a Lender

By:	/s/ John Mammen
	Name:	John Mammen
	Title:	Vice President

Signature Page to Amendment

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
	Name:	Kristan Spivey
	Title:	Authorized Signatory

Signature Page to Amendment

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kenneth Phelan
	Name:	Kenneth Phelan
	Title:	Vice President

Signature Page to Amendment

SCOTIABANC INC., as a Lender

By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

Signature Page to Amendment

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

By:	/s/ Samuel Miller
	Name:	Samuel Miller
	Title:	Authorized Signatory

Signature Page to Amendment

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Traci Bankston
	Name:	Traci Bankston
	Title:	Assistant Vice President

Signature Page to Amendment

BARCLAYS BANK, PLC, as a Lender

By:	/s/ Vanessa Kurbatskiy
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

Signature Page to Amendment

COMERICA BANK, as a Lender

By:	/s/ David P. Cagle
	Name:	David P. Cagle
	Title:	Senior Vice President

Signature Page to Amendment

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Elena Robciuc
	Name:	Elena Robciuc
	Title:	Managing Director

Signature Page to Amendment

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kristin N. Oswald
	Name:	Kristin N. Oswald
	Title:	Vice President

Signature Page to Amendment

SUNTRUST BANK, as a Lender

By:	/s/ Chulley Bogle
	Name:	Chulley Bogle
	Title:	Vice President

Signature Page to Amendment

SANTANDER BANK, N.A., as a Lender

By:	/s/ Aidan Lanigan
	Name:	Aidan Lanigan
	Title:	Senior Vice President

By:	/s/ Puiki Lok
	Name:	Puiki Lok
	Title:	Vice President

Signature Page to Amendment

PENN VIRGINIA HOLDING CORP., as the Borrower

By:	/s/ Steven A. Hartman
	Name:	Steven A. Hartman
	Title:	Senior Vice President and
Chief Financial Officer

PENN VIRGINIA CORPORATION, as the Parent

By:	/s/ Steven A. Hartman
	Name:	Steven A. Hartman
	Title:	Senior Vice President and
Chief Financial Officer

Solely with respect to Sections 6 through 11:

PENN VIRGINIA OIL & GAS CORPORATION, a Virginia corporation

By:	/s/ Steven A. Hartman
	Name:	Steven A. Hartman
	Title:	Senior Vice President and
Chief Financial Officer

PENN VIRGINIA OIL & GAS GP LLC, a Delaware limited liability company

By:	/s/ Steven A. Hartman
	Name:	Steven A. Hartman
	Title:	Senior Vice President and
Chief Financial Officer

Signature Page to Amendment

PENN VIRGINIA OIL & GAS LP LLC,
a Delaware limited liability company

By:	/s/ Steven A. Hartman
	Name:	Steven A. Hartman
	Title:	Senior Vice President and
Chief Financial Officer

PENN VIRGINIA OIL & GAS, L.P., a Texas limited partnership

By: Penn Virginia Oil & Gas GP LLC, its general partner

By:	/s/ Steven A. Hartman
	Name:	Steven A. Hartman
	Title:	Senior Vice President and
Chief Financial Officer

PENN VIRGINIA MC CORPORATION, a Delaware corporation

By:	/s/ Steven A. Hartman
	Name:	Steven A. Hartman
	Title:	Senior Vice President and
Chief Financial Officer

PENN VIRGINIA MC ENERGY L.L.C., a Delaware limited liability company

By:	/s/ Steven A. Hartman
	Name:	Steven A. Hartman
	Title:	Senior Vice President and
Chief Financial Officer

Signature Page to Amendment

PENN VIRGINIA MC OPERATING COMPANY L.L.C., a Delaware limited liability company

By:	/s/ Steven A. Hartman
	Name:	Steven A. Hartman
	Title:	Senior Vice President and
Chief Financial Officer

Signature Page to Amendment